Exhibit 10.22

Execution version

EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Eighteenth Amendment”) is entered effective February 8, 2019 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“Nassau”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“EUR-PAC”), a corporation organized under the laws of the State of Connecticut, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, and THE STERLING ENGINEERING CORPORATION (“STERLING”), a corporation organized under the laws of the State of Connecticut, (“Sterling,” and collectively with Air, Nassau, EUR-PAC and ECC, the “Borrower”), AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation)(“AIR GROUP”) a corporation organized under the laws of the State of Nevada and AIR REALTY GROUP, LLC, (“REALTY”), a limited liability company organized under the laws of the State of Connecticut, (REALTY collectively with AIR GROUP, “Guarantor”), (collectively, Borrower and Guarantor, each an “Obligor”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”);

WHEREAS, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Eighteenth Amendment.

WHEREAS, on December 31, 2018 the parties executed a certain Seventeenth Amendment with respect to the Loan Agreement, pursuant to which the Minimum EBITDA covenant set forth in Section 6.5 of the Loan Agreement was to be determined by Agent and documented after the closing of the Seventeenth Amendment.

NOW, THEREFORE, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definition is hereby amended and restated or added to Section 1.2 of the Loan Agreement to read as follows:

“Eighteenth Amendment Closing Date” shall mean Febuary 8, 2019.

(b)	Section 6.5 is hereby amended to read as follows:

Minimum EBITDA. Maintain EBITDA of not less than (i) $1,500,000 for the twelve-month period ending December 31, 2018, (ii) $655,000 for the three-month period ending March 31, 2019, (iii) $1,860,000 for the six-month period ending June 30, 2019 and (iv) $3,110,000 for the nine-month period ending September 30, 2019.

3)	GUARANTOR’S RATIFICATION. (A) AIR GROUP hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, and (B) Air Realty Group, LLC, a Connecticut limited liability company, hereby reaffirms its continuing obligations under the terms of that certain Continuing Unlimited Guaranty dated March 9, 2015 (collectively, the “Guaranty”), and each acknowledges that (i) it has read this Eighteenth Amendment, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

4)	ACKNOWLEDGMENTS. Obligor acknowledges and represents that:

(A)	the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)	to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)	all representations and warranties of each Obligor contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D)	Obligor has taken all necessary action to authorize the execution and delivery of this Eighteenth Amendment; and

(E)	this Eighteenth Amendment is a modification of an existing obligation and is not a novation.

5)	CONDITIONS. As conditions to the effectiveness of any of the modifications, consents, or waivers contained herein, all of the following shall be satisfied:

(A)	Obligor shall provide the Agent with this Eighteenth Amendment, properly executed on the Eighteenth Amendment Closing Date;

(B)	Obligor shall pay all legal fees incurred by the Agent in entering into this Eighteenth Amendment to Wilentz, Goldman & Spitzer, P.A. on the Eighteenth Amendment Closing Date; and

(C)	Obligor shall pay all other fees and costs incurred by the Agent in entering into this Eighteenth Amendment on the Eighteenth Amendment Closing Date.

6)	MISCELLANEOUS. This Eighteenth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles. This Eighteenth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Eighteenth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Eighteenth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Eighteenth Amendment, the Loan Agreement or the Other Documents. This Eighteenth Amendment, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Eighteenth Amendment, the Loan Agreement and/or any of the Other Documents, the terms of this Eighteenth Amendment, then the Loan Agreement, shall control. This Eighteenth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7)	DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

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IN WITNESS WHEREOF, the undersigned have signed and sealed this Eighteenth Amendment the day and year above written.

ATTEST:			AIR INDUSTRIES MACHINING. CORP.

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

ATTEST:			NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.)

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

ATTEST:			EUR-PAC CORPORATION

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

ATTEST:			ELECTRONIC CONNECTION CORPORATION

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

ATTEST:			THE STERLING ENGINEERING CORPORATION

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

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ATTEST:			AIR INDUSTRIES GROUP

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

ATTEST:			AIR REALITY GROUP, LLC

By:	/s/ MICHAEL RECCA		By:	/s/ LUCIANO MELLUZZO
	Name:	MICHAEL RECCA		Name:	LUCIANO MELLUZZO
	Title:	Chief Financial Officer		Title:	Chief Executive Officer

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PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By:	/s/ VICTOR ALARCON
	Name:	VICTOR ALARCON
	Title:	Senior Vice President

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